                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                           ---------------------------

                                   FORM 8-K/A
                              JOINT CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  APRIL 2, 2001

  Commission file number 0-9109                Commission file number 0-9110

      MEDITRUST CORPORATION                     MEDITRUST OPERATING COMPANY
   (Exact Name of Registrant as                (Exact Name of Registrant as
     specified in its charter)                   specified in its charter)

            DELAWARE                                     DELAWARE
   (State or other jurisdiction                (State or other jurisdiction
        of incorporation)                            of incorporation)

           95-3520818                                    95-3419438
(I.R.S. Employer Identification No.)       (I.R.S. Employer Identification No.)

   909 HIDDEN RIDGE, SUITE 600,                909 HIDDEN RIDGE, SUITE 600,
         IRVING, TX 75038                            IRVING, TX 75038
  (Address of principal executive            (Address of principal executive
       offices and zip code)                       offices and zip code)

          (214) 492-6600                               (214) 492-6600
  (Registrant's telephone number,            (Registrant's telephone number,
       including area code)                        including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On April 3, 2001, pursuant to a Purchase and Sale Agreement dated as of December 20, 2000 and amended March 8, 2001 and March 29, 2001, Meditrust Corporation and Meditrust Operating Company (collectively, the "Companies") announced the transfer of its beneficial ownership interest in a majority of its long term care skilled nursing facilities to Care Realty, L.L.C. (the "Care Realty Transfer"). Total gross proceeds of $441 million include $406 million in cash and $35 million in subordinated indebtedness due April 2006 paying interest at a rate of 9%. The press release attached hereto as Exhibit 99.1, which is hereby incorporated by reference herein, provides additional information regarding the transaction.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Business Acquired.

     Not applicable.

(b) Pro Forma Financial Information.

The Meditrust Companies


    Pro Forma Combined Consolidated Balance Sheets as of March 31, 2001 (Unaudited) and
    December 31, 2000 (Unaudited).............................................................................          3

    Pro Forma Combined Consolidated Statements of Operations for the three months ended
    March 31, 2001 (Unaudited) and the year ended December 31, 2000 (Unaudited)...............................          4

Meditrust Corporation

    Pro Forma Consolidated Balance Sheets as of March 31, 2001 (Unaudited) and
    December 31, 2000 (Unaudited).............................................................................          5

    Pro Forma Consolidated Statements of Operations for the three months ended
    March 31, 2001 (Unaudited) and the year ended December 31, 2000 (Unaudited)...............................          6

Meditrust Operating Company

    Consolidated Balance Sheets as of March 31, 2001 (Unaudited) and                                                    7
    December 31, 2000.........................................................................................

    Consolidated Statements of Operations for the three months ended March 31, 2001
    (Unaudited) and the year ended December 31, 2000..........................................................          8

Notes to Pro Forma Combined Consolidated Financial Statements.................................................          9


(c) Exhibits.*

    Exhibit No.      Description
        2.1          Purchase and Sale Agreement**
        2.2          First Amendment to Purchase and Sale Agreement**
        2.3          Second Amendment to Purchase and Sale Agreement**
       99.1          Press release of The Meditrust Companies dated April 3, 2001 announcing the completion of a $441 million asset sale.

*  Previously filed on Joint Current Report on Form 8-K, event dated April 2,
   2001.

** The Companies agree to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

                             THE MEDITRUST COMPANIES
                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

         The following unaudited pro forma consolidated financial statements have been prepared to give effect to the transfer of Meditrust Corporation's beneficial ownership interest in the majority of its long term care skilled nursing facilities to Care Realty, L.L.C. The unaudited pro forma consolidated balance sheets have been prepared assuming that the transactions described above were completed on the balance sheet dates indicated. The unaudited pro forma consolidated statements of operations have been prepared assuming the transactions described above were completed at the beginning of the indicated periods.

         The pro forma adjustments are based upon available information and contain assumptions that management believes are reasonable under the circumstances. The unaudited pro forma consolidated financial statements are provided for informational purposes only and do not purport to be indicative of the Companies' financial condition or the results of operations that would actually have been obtained had such transactions been completed for the periods or as of the dates presented or that may be obtained in the future.

         The unaudited pro forma consolidated financial statements and related notes should be read in conjunction with the Combined Consolidated Financial Statements of the Companies and the notes thereto, Management's Discussion and Analysis of Financial Condition and Results of Operations and other financial information included on the Joint Annual Report on Form 10-K and the Quarterly Report on Form 10-Q.

                             THE MEDITRUST COMPANIES
                 PRO FORMA COMBINED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)


(IN THOUSANDS)                                                 MARCH 31, 2001                         DECEMBER 31, 2000
                                                ----------------------------------------- ----------------------------------------
                                                  HISTORICAL    ADJUSTMENT    PRO FORMA     HISTORICAL   ADJUSTMENT    PRO FORMA
                                                -------------- ------------ ------------- ------------- ------------ -------------
ASSETS:

Real estate investments, net ...................$ 3,322,002  $ (430,108)(1)  $  2,891,894  $3,352,676   $ (435,950)(1)  $2,916,726
Cash and cash equivalents.......................     36,396     404,533 (2)        39,929      38,993      404,533 (2)      42,526
                                                               (401,000)(3)                               (401,000)(3)
Fees, interest and other receivables............     60,547      29,872 (4)        90,419      73,476       29,872 (4)      97,905
                                                                      -                                     (5,443)(5)
Goodwill, net...................................    452,104           -           452,104     457,789            -         457,789
Other assets, net...............................    161,863           -           161,863     170,213            -         170,213
                                                ------------ --------------  ------------  ------------ -------------- ------------
      Total assets..............................$ 4,032,912  $ (396,703)     $  3,636,209  $4,093,147   $ (407,988)     $3,685,159
                                                ============ ==============  ============  ============ ============== ============

LIABILITIES:
Indebtedness:
    Notes payable, net..........................$ 1,013,806  $ (401,000)(3)  $    612,806   1,013,640   $ (401,000)(3)  $  612,640
    Convertible debentures, net.................     53,942           -            53,942     136,915            -         136,915
    Bank notes payable, net.....................    486,176           -           486,176     397,827            -         397,827
    Bonds and mortgages payable, net............     33,778           -            33,778      42,077            -          42,077
                                                ------------ --------------  ------------  ------------ -------------- ------------
      Total indebtedness........................  1,587,702    (401,000)        1,186,702   1,590,459     (401,000)      1,189,459
                                                ------------ --------------  ------------  ------------ -------------- ------------

Accounts payable, accrued expenses and other
    liabilities.................................     137,274       4,297 (6)       141,571     179,877        3,945 (6)     183,822
                                                ------------ --------------  ------------  ------------ -------------- ------------
      Total liabilities........................   1,724,976    (396,703)        1,328,273   1,770,336     (397,055)      1,373,281
                                                ------------ --------------  ------------  ------------ -------------- ------------

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY:
  Meditrust Corporation Preferred Stock, $0.10
    par value; 6,000 shares authorized; 701
    shares issued and outstanding at March 31,
    2001 and December 31, 2000,
    respectively...............................          70           -               70           70            -              70
  Paired Common Stock, $0.20 combined par
      value; 500,000 shares authorized;
      143,008 and 142,905 paired shares
      issued and outstanding at March 31,
      2001 and December 31, 2000,
      respectively.............................      28,603           -           28,603       28,580            -          28,580
  Additional paid-in-capital...................   3,659,662           -        3,659,662    3,659,339            -       3,659,339
  Unearned compensation........................      (4,489)          -           (4,489)      (4,911)           -          (4,911)

  Accumulated other comprehensive income.......        (812)          -             (812)        (985)           -            (985)
  Distributions in excess of net income........  (1,375,098)          -       (1,375,098)  (1,359,282)     (10,933)(7)  (1,370,215)
                                                ------------ --------------  ------------  ------------ -------------- ------------
      Total shareholders' equity...............   2,307,936           -        2,307,936    2,322,811      (10,933)      2,311,878
                                                ------------ --------------  ------------  ------------ -------------- ------------
      Total liabilities and shareholders'
         equity................................ $ 4,032,912  $ (396,703)     $ 3,636,209   $4,093,147   $ (407,988)     $3,685,159
                                                ============ ==============  ============  ============ ============== ============

                             THE MEDITRUST COMPANIES
            PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                     FOR THE THREE MONTHS ENDED                       FOR THE YEAR ENDED
(IN THOUSANDS, EXCEPT PER SHARE DATA)                      MARCH 31, 2001                             DECEMBER 31, 2000
                                            --------------------------------------------  ----------------------------------------
                                             HISTORICAL      ADJUSTMENT     PRO FORMA      HISTORICAL      ADJUSTMENT   PRO FORMA
                                            ------------- --------------- --------------  ------------   ------------ ------------
REVENUE:
   Hotel.................................... $   152,996  $        -       $  152,996      $  611,545     $      -      $  611,545
   Rental...................................      27,194     (16,676)(8)       10,518         116,040      (65,766)(8)      50,274
   Interest.................................       9,263      (2,134)(9)        7,129          95,253       (5,920)(9)      89,333
                                            ------------- ---------------   ------------  ------------ --------------  ------------
                                                 189,453     (18,810)         170,643         822,838      (71,686)        751,152
                                            ------------- ---------------   ------------  ------------ --------------  ------------
EXPENSES:
   Hotel operations.........................      74,400           -           74,400         321,630            -         321,630
   Interest.................................      34,936      (8,947)(10)      25,989         186,951      (38,112)(10)    148,839
   Depreciation and amortization............      35,300           -           35,300         150,138      (14,897)(11)    135,241
   Amortization of goodwill.................       5,686           -            5,686          22,755            -          22,755
   General and administrative...............      12,161           7 (12)      12,168          49,985           28 (12)     50,013
   Rental property operations...............       7,804           -            7,804          28,895            -          28,895
   Loss on sale of assets...................          54           -               54         130,536            -         130,536
   Impairment of real estate assets,
     mortgages and notes receivable.........      21,088           -           21,088         183,698        5,489 (13)    189,187
   Provision for loss on
     equity securities.....................            -           -                -          50,279            -          50,279
   Other....................................      10,020           -           10,020          32,901        5,443 (14)     38,344
                                            ------------- ---------------   ------------  ------------ --------------  ------------
                                                 201,449      (8,940)         192,509       1,157,768      (42,049)      1,115,719
                                            ------------- ---------------   ------------  ------------ --------------  ------------
LOSS BEFORE INCOME TAXES AND
   EXTRAORDINARY ITEM AND CUMULATIVE
   EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPAL...............................     (11,996)      (9,870)         (21,866)       (334,930)     (29,637)       (364,567)
   Income tax expense......................         176            -              176             629            -             629
                                            ------------- ---------------   ------------  ------------ --------------  ------------
LOSS BEFORE EXTRAORDINARY ITEM AND
   CUMULATIVE EFFECT OF CHANGE IN
   ACCOUNTING PRINCIPLE....................     (12,172)      (9,870)         (22,042)       (335,559)     (29,637)       (365,196)
   Gain on early extinguishments of debt...           -            -                -           1,403            -           1,403
   Cumulative effect on prior years (to
     December 31, 2000) of change in
     accounting principle..................         856            -              856               -            -               -
                                            ------------- ---------------   ------------  ------------ --------------  ------------
NET LOSS...................................     (11,316)      (9,870)         (21,186)       (334,156)     (29,637)       (363,793)
   Preferred stock dividends...............      (4,500)           -           (4,500)        (18,000)           -         (18,000)
                                            ------------- ---------------   ------------  ------------ --------------  ------------
NET LOSS AVAILABLE TO COMMON
   SHAREHOLDERS............................ $   (15,816)   $  (9,870)       $ (25,686)     $ (352,156)   $ (29,637)     $ (381,793)
                                            ============= ===============   ============  ============ ==============  ============

BASIC LOSS PER PAIRED COMMON SHARE:
Loss available to Common Shareholders
   before extraordinary item............... $     (0.12)   $   (0.07)       $   (0.19)     $    (2.49)   $   (0.21)     $    (2.70)
Gain on early extinguishments of debt......           -            -                -            0.01            -            0.01
Cumulative effect of change in accounting
   principle...............................        0.01            -             0.01               -            -               -
                                            ------------- ---------------   ------------  ------------ --------------  ------------
Net loss................................... $     (0.11)   $   (0.07)       $   (0.18)     $    (2.48)   $   (0.21)     $    (2.69)
                                            ============= ===============   ============  ============ ==============  ============

DILUTED LOSS PER PAIRED COMMON SHARE:
Loss available to Common Shareholders
   before extraordinary item............... $     (0.12)   $   (0.07)       $   (0.19)     $    (2.49)   $   (0.21)     $    (2.70)
Gain on early extinguishments of debt......           -            -                -            0.01            -            0.01
Cumulative effect of change in accounting
   principle...............................        0.01            -             0.01               -            -               -
                                            ------------- ---------------   ------------  ------------ --------------  ------------
Net loss................................... $     (0.11)   $   (0.07)       $   (0.18)     $    (2.48)   $    (0.21)    $    (2.69)
                                            ============= ===============   ============  ============ ==============  ============

                              MEDITRUST CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)


(IN THOUSANDS)                                                MARCH 31, 2001                        DECEMBER 31, 2000
                                               ------------------------------------------ ---------------------------------------
                                                HISTORICAL     ADJUSTMENT     PRO FORMA    HISTORICAL    ADJUSTMENT    PRO FORMA
                                               ------------- --------------  ------------ ------------- ------------ ------------
ASSETS:
Real estate investments, net .................. $ 3,302,644  $ (430,108)(1) $ 2,872,536   $ 3,333,168  $ (435,950)(1)  $2,897,218
Cash and cash equivalents......................      36,386     404,533 (2)      39,919        38,991     404,533 (2)      42,524
                                                               (401,000)(3)                              (401,000)(3)
Fees, interest and other receivables...........      38,725      29,872 (4)      68,597        56,829      29,872 (4)      81,258
                                                                                                           (5,443)(5)
Goodwill, net..................................     423,643           -         423,643       429,134           -         429,134
Rent and royalties receivable from Meditrust
  Operating Company............................     140,532           -         140,532        63,516           -          63,516
Due from Meditrust Operating Company...........           -           -               -        27,679           -          27,679
Other assets, net..............................     108,215           -         108,215       117,275           -         117,275
                                               ------------ --------------  ------------ ------------- --------------  -----------
      Total assets............................. $ 4,050,145  $ (396,703)    $ 3,653,442   $ 4,066,592  $ (407,988)     $3,658,604
                                               ============ ==============  ============ ============= ==============  ===========

LIABILITIES:
Indebtedness:
    Notes payable, net........................  $ 1,013,806  $ (401,000)(3) $   612,806   $ 1,013,640  $ (401,000)(3)  $  612,640
    Convertible debentures, net................      53,942           -          53,942       136,915           -         136,915
    Bank notes payable, net....................     486,176           -         486,176       397,827           -         397,827
    Bonds and mortgages payable, net...........      33,778           -          33,778        42,077           -          42,077
                                               ------------ --------------  ------------ ------------- --------------  -----------
      Total indebtedness.......................   1,587,702    (401,000)      1,186,702     1,590,459    (401,000)      1,189,459
                                               ------------ --------------  ------------ ------------- --------------  -----------

Due to Meditrust Operating Company.............      28,747           -          28,747             -           -               -
Accounts payable, accrued expenses and other
   liabilities.................................      72,425       4,297 (6)      76,722       110,545       3,945 (6)     114,490
                                               ------------ --------------  ------------ ------------- --------------  -----------
      Total liabilities........................   1,688,874    (396,703)      1,292,171     1,701,004    (397,055)      1,303,949
                                               ------------ --------------  ------------ ------------- --------------  -----------

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY:
  Meditrust Corporation Preferred Stock, $0.10
    par value; 6,000 shares authorized; 701
    shares issued and outstanding at March 31,
    2001 and December 31, 2000, respectively...          70           -              70            70           -              70
  Common Stock, $0.10 par value; 500,000
    shares authorized; 144,313 and
    144,210 shares issued and outstanding at
    March 31, 2001 and December 31, 2000,
    respectively...............................      14,432           -          14,432        14,421           -          14,421
  Additional paid-in-capital...................   3,592,640           -       3,592,640     3,592,306           -       3,592,306
  Unearned compensation........................      (2,240)          -          (2,240)       (2,526)          -          (2,526)
  Accumulated other comprehensive income.......         173           -             173             -           -               -
  Distributions in excess of net income........  (1,243,804)          -      (1,243,804)   (1,238,683)    (10,933)(7)  (1,249,616)
                                               ------------ --------------  ------------ ------------- --------------  -----------

      Total shareholders' equity...............   2,361,271           -       2,361,271     2,365,588     (10,933)      2,354,655
                                               ------------ --------------  ------------ ------------- --------------  -----------
      Total liabilities and shareholders'
        equity.................................$  4,050,145  $ (396,703)     $3,653,442   $ 4,066,592  $ (407,988)     $3,658,604
                                               ============ ==============  ============ ============= ==============  ===========

                              MEDITRUST CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                      FOR THE THREE MONTHS ENDED                     FOR THE YEAR ENDED
(IN THOUSANDS, EXCEPT PER SHARE DATA)                       MARCH 31, 2001                            DECEMBER 31, 2000
                                              -----------------------------------------   ---------------------------------------
                                               HISTORICAL     ADJUSTMENT    PRO FORMA      HISTORICAL     ADJUSTMENT   PRO FORMA
                                              -------------  ------------ -------------  --------------  ------------ -----------
REVENUE:

   Rental.....................................$     27,194  $ (16,676)(8)   $   10,518   $    116,040   $ (65,766)(8)  $  50,274
   Interest...................................       9,257     (2,134)(9)        7,123         95,172      (5,920)(9)     89,252
   Rent from Meditrust Operating Company......      71,568          -           71,568        278,379           -        278,379
   Interest from Meditrust Operating Company..           -          -                -            616           -            616
   Royalty from Meditrust Operating Company...       5,448          -            5,448         20,666           -         20,666
   Hotel......................................       3,055          -            3,055         11,216           -         11,216
                                              ------------- ------------   ------------   -------------- ------------  -----------
                                                   116,522    (18,810)          97,712        522,089     (71,686)       450,403
                                              ------------- ------------   ------------   -------------- ------------  -----------
EXPENSES:
   Hotel operations...........................       1,442          -            1,442          5,377           -          5,377
   Interest...................................      34,857     (8,947)(10)      25,910        186,457     (38,112)(10)   148,345
   Depreciation and amortization..............      32,726          -           32,726        135,414     (14,897)(11)   120,517
   Amortization of goodwill...................       5,492          -            5,492         21,977           -         21,977
   General and administrative.................       4,340          7 (12)       4,347         19,017          28 (12)    19,045
   Rental property operations.................       7,804          -            7,804         28,895           -         28,895
   Loss on sale of assets.....................          54          -               54        131,513           -        131,513
   Impairment of real estate assets,
     mortgages, and notes receivable..........      21,088          -           21,088        183,698       5,489 (13)   189,187
   Provision for loss on equity securities....           -          -                -         50,279           -         50,279
   Other......................................      10,020          -           10,020         32,901       5,443 (14)    38,344
                                              ------------- ------------   ------------   -------------- ------------  -----------
                                                   117,823     (8,940)         108,883        795,528     (42,049)       753,479
                                              ------------- ------------   ------------   -------------- ------------  -----------
LOSS BEFORE INCOME TAXES AND
   EXTRAORDINARY ITEM AND CUMULATIVE
   EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE...      (1,301)    (9,870)        (11,171)       (273,439)    (29,637)      (303,076)
   Income tax expense.........................         176          -             176             629           -            629
                                              ------------- ------------   ------------   -------------- ------------  -----------
LOSS BEFORE EXTRAORDINARY ITEM AND
   CUMULATIVE EFFECT OF CHANGE IN
   ACCOUNTING PRINCIPLE.......................      (1,477)    (9,870)        (11,347)       (274,068)    (29,637)      (303,705)
   Gain on early extinguishments of debt......           -          -               -           1,403           -          1,403
   Cumulative effect on prior years (to
     December 31, 2000) of change in
     accounting principle.....................         856          -             856               -           -              -
                                              ------------- ------------   ------------   -------------- ------------  -----------
NET LOSS......................................        (621)    (9,870)        (10,491)       (272,665)    (29,637)      (302,302)
    Preferred stock dividends.................      (4,500)         -          (4,500)        (18,000)          -        (18,000)
                                              ------------- ------------   ------------   -------------- ------------  -----------
NET LOSS AVAILABLE TO COMMON
    SHAREHOLDERS..............................$     (5,121) $  (9,870)     $  (14,991)    $  (290,665)  $ (29,637)     $(320,302)
                                              ============= ============   ============   ============== ============  ===========

BASIC LOSS PER COMMON SHARE:
Loss available to Common Shareholders
    before extraordinary item.................$      (0.04) $   (0.07)     $    (0.11)    $     (2.04)  $   (0.21)     $   (2.25)
Gain on early extinguishments of debt.........           -          -               -            0.01           -           0.01
Cumulative effect of change in accounting
    principle.................................        0.01          -            0.01               -           -              -
                                              ------------- ------------   ------------   -------------- ------------  -----------
Net loss......................................$      (0.03) $   (0.07)     $    (0.10)    $     (2.03)  $   (0.21)     $   (2.24)
                                              ============= ============   ============   ============== ============  ===========

DILUTED LOSS PER COMMON SHARE:
Loss available to Common Shareholders
    before extraordinary item.................$      (0.04) $   (0.07)     $    (0.11)    $     (2.04)  $   (0.21)     $   (2.25)
Gain on early extinguishments of debt.........           -          -               -            0.01           -           0.01
Cumulative effect of change in accounting
    principle.................................        0.01          -            0.01               -           -              -
                                              ------------- ------------   ------------   -------------- ------------  -----------
Net loss......................................$      (0.03) $   (0.07)     $    (0.10)    $     (2.03)  $   (0.21)     $   (2.24)
                                              ============= ============   ============   ============== ============  ===========

                           MEDITRUST OPERATING COMPANY
                           CONSOLIDATED BALANCE SHEETS


                                                                                     MARCH 31,              DECEMBER 31,
                                                                                --------------------     -------------------
(IN THOUSANDS)                                                                         2001                     2000
                                                                                --------------------     -------------------
                                                                                    (unaudited)
 ASSETS:
 Cash and cash equivalents..................................................           $      10             $         2
 Fees, interest and other receivables.......................................              21,822                  16,647
 Due from Meditrust Corporation.............................................              28,747                       -
 Other current assets, net..................................................               9,552                   9,613
                                                                                 --------------------     -------------------
      Total current assets..................................................              60,131                  26,262

 Investment in common stock of Meditrust Corporation........................              37,581                  37,581
 Goodwill, net..............................................................              28,461                  28,655
 Property, plant and equipment, less accumulated depreciation of $10,954
      and $9,339, respectively..............................................              57,113                  56,125
 Other non-current assets...................................................               6,592                   6,959
                                                                                 --------------------     -------------------
                Total assets................................................         $   189,878             $   155,582
                                                                                 ====================     ===================

 LIABILITIES:
 Accounts payable...........................................................          $   28,259              $   28,876
 Accrued payroll and employee benefits......................................              27,118                  30,767
 Accrued expenses and other current liabilities.............................               6,735                   6,516
 Rent and royalty payable to Meditrust Corporation..........................             140,532                  63,516
 Due to Meditrust Corporation...............................................                   -                  27,679
                                                                                 --------------------     -------------------
       Total current liabilities............................................             202,644                 157,354

 Other non-current liabilities..............................................               2,737                   3,173
                                                                                 --------------------     -------------------
       Total liabilities....................................................             205,381                 160,527
                                                                                 --------------------     -------------------

 COMMITMENTS AND CONTINGENCIES
 SHAREHOLDERS' EQUITY:
 Common Stock, $0.10 par value; 500,000 shares authorized; 143,008 and
   142,905 shares issued and outstanding at March 31, 2001 and December 31,
   2000, respectively ......................................................             14,302                   14,290
 Additional paid-in-capital.................................................            104,723                  104,734
 Unearned compensation......................................................             (2,249)                  (2,385)
 Accumulated other comprehensive income.....................................               (985)                    (985)
 Accumulated deficit........................................................           (131,294)                (120,599)
                                                                                 --------------------     -------------------
         Total shareholders' deficit........................................            (15,503)                  (4,945)
                                                                                 --------------------     -------------------
             Total liabilities and shareholders' equity.....................       $    189,878              $   155,582
                                                                                 ====================     ===================

                           MEDITRUST OPERATING COMPANY
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                  FOR THE THREE
                                                                   MONTHS ENDED          FOR THE YEAR ENDED
   (IN THOUSANDS, EXCEPT PER SHARE DATA)                          MARCH 31, 2001         DECEMBER 31, 2000
                                                                --------------------    --------------------
   REVENUE:                                                         (unaudited)
     Hotel ...............................................          $    150,045            $    600,329
     Interest ............................................                     6                      81
                                                                --------------------    --------------------
                                                                         150,051                 600,410
                                                                --------------------    --------------------
   EXPENSES:
     Hotel operations ....................................                73,038                 316,253
     Depreciation and amortization .......................                 2,574                  14,724
     Amortization of goodwill  ...........................                   194                     778
     Interest and other ..................................                    79                     494
     Interest to Meditrust Corporation ...................                     -                     616
     General and administrative ..........................                 7,845                  30,968
     Royalty to Meditrust Corporation ....................                 5,448                  20,666
     Rent to Meditrust Corporation .......................                71,568                 278,379
     Gain on asset sales..................................                     -                    (977)
                                                                --------------------    --------------------
                                                                         160,746                 661,901
                                                                --------------------    --------------------
   NET LOSS ..............................................           $   (10,695)            $   (61,491)
                                                                ====================    ====================

   EARNINGS PER COMMON SHARE:
    Assuming no dilution .................................           $     (0.08)            $     (0.43)
    Assuming dilution.....................................           $     (0.08)            $     (0.43)


                             THE MEDITRUST COMPANIES
          NOTES TO PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

BASIS OF PRESENTATION

The pro forma combined consolidated balance sheets have been prepared assuming that the transfer of the Companies' beneficial ownership interest in certain healthcare facilities on April 3, 2001 was completed on the dates of the indicated periods. The pro forma combined consolidated statements of operations have been prepared assuming that the transaction described above was completed at the beginning of the indicated periods.

TRANSACTION

The pro forma financial statements reflect the closing of the following transactions:

         - The transfer of Meditrust Corporation's beneficial ownership interest in the majority of its long term care skilled nursing facilities to Care Realty, L.L.C. (the "Care Realty Transfer") for $406 million in cash and $35 million in subordinated indebtedness; and

         - The application of the net proceeds towards indebtedness of $401 million.

PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

The following notes describe the adjustments made to the historical financial statements:

      (1) To reflect the transfer of Meditrust Corporation's real estate investments to Care Realty, L.L.C. as follows:


                                                                          March 31,         December 31,
            (IN THOUSANDS)                                                   2001               2000
                                                                         -------------    -----------------

            Mortgages                                                      $  96,185          $  96,538
            Leases                                                           414,910            414,910
                                                                         -------------    -----------------
                                                                             511,095            511,448
            Impairment reserve                                               (80,987)           (75,498)
                                                                         -------------    -----------------
            Total investment in real estate transferred                   $  430,108          $ 435,950
                                                                         =============    =================


      (2) To record the net cash received at the closing of the Care Realty Transfer.

      (3) To record the repayment of notes payable with net proceeds received from Care Realty, L.L.C.

      (4) To record the $35 million in subordinated indebtedness, net of discount.

      (5) To reflect the write-off of straight-line rent receivables recorded at December 31, 2000.

      (6) To record the accrual of transaction costs incurred in connection with the Care Realty Transfer.

      (7) To record the effect of additional impairments identified in connection with the Care Realty Transfer and the effect of the write-off of straight-line rent receivables recorded at December 31, 2000.

      (8) To remove the historical rental revenue related to investments in leased assets transferred to Care Realty, L.L.C.

      (9) To remove the historical interest revenue related to investments in mortgages transferred to Care Realty, L.L.C.

                             THE MEDITRUST COMPANIES
          NOTES TO PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


      (10) To reflect the net effect on interest expense resulting from the application of proceeds received in connection with the Care Realty Transfer to repay notes payable as follows:


                                                            Three months ended,               Year ended,
            (IN THOUSANDS)                                     March 31, 2001              December 31, 2000
                                                          -------------------------      -----------------------

            Proceeds applied to notes payable                    $ 401,000                     $ 401,000
            Weighted average interest rate*                            8.9%                          9.5%
                                                          -------------------------      -----------------------
                                                                     8,947                        38,112
                                                          =========================      =======================

            * Prior to effect of interest rate swap agreement which would have reduced the interest expense adjustments by approximately $367,000 and $3,792,000, respectively, for the three months ended March 31, 2001 and the year ended December 31, 2000.


      (11) To remove the historical depreciation and amortization related to investments in leased assets transferred to Care Realty, L.L.C.

      (12) To remove the historical amortization of deferred gains on sale leaseback assets transferred to Care Realty L.L.C.

      (13) To reflect in the statement of operations for the year ended December 31, 2000 the additional impairment of real estate investments recorded in connection with the Care Realty Transfer.

      (14) To reflect in the statement of operations for the year ended December 31, 2000 the write-off of straight-line rent receivables recorded in connection with the Care Realty Transfer.

                             THE MEDITRUST COMPANIES

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: __________________________



                           MEDITRUST CORPORATION

                           /s/ David L. Rea
                           ----------------------------
                           David L. Rea
                           Chief Financial Officer

                           MEDITRUST OPERATING COMPANY

                           /s/ David L. Rea
                           ----------------------------
                           David L. Rea
                           Chief Financial Officer